Filed Pursuant to Rule 497
1933 Act File No. 333-141421
1940 Act File No. 811-22038

Bear Stearns Active ETF Trust

Supplement dated June 11, 2008
to the Statement of Additional Information
dated March 10, 2008

I.	JPMorgan Chase Acquires Bear Stearns

JPMorgan Chase & Co. (“JPMC”) announced on May 31, 2008 that it completed its acquisition of The Bear Stearns Companies Inc. (“Bear Stearns”) on May 30, 2008. Bear Stearns Asset Management Inc. (“BSAM”), the investment adviser to the Bear Stearns Current Yield Fund (the “Fund”), was a subsidiary of Bear Stearns. Management representatives of JPMC, the corporate parent of the Fund’s investment adviser, have asked the Board of Trustees of the Trust to consider strategic alternatives for the future of the Fund. JPMC has indicated that it does not intend to retain the Fund’s current portfolio manager beyond September 30, 2008, at which time a fixed income team at JPMorgan Asset Management would become responsible for the Fund’s day-to-day portfolio operations. The Board is considering the alternatives and what action, if any, to take.

II.	Compensation of Trustees and Officers

The portion of the Statement of Additional Information dated March 10, 2008 beginning on page B-16 under the heading “Compensation of Trustees and Officers” is replaced in its entirety with the following:

        The Trust does not compensate Trustees who are “interested persons” of the Trust (“Interested Trustees”). The Trust pays each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) an annual retainer of $25,000 per year for attendance at meetings of the Board of Trustees, paid semi-annually. The Trust pays the Chairperson of the Board of Trustees and the Chairperson of the Audit Committee an additional $5,000 per year, paid semi-annually. In addition, the Trust pays each Independent Trustee a meeting fee of $1,500 per meeting of the Board or of a Board Committee, including telephonic meetings, other than with respect to Committee meetings held on the same day as a Board meeting. The Trust reimburses the Independent Trustees for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings (these other expenses are subject to Board review to ensure that they are not excessive). The Trust does not accrue pension or retirement benefits as part of the Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board of Trustees. The Trust’s officers receive no compensation directly from the Trust.

        Prior to the Trust’s commencement of operations, no Trustee was compensated for his or her service as a Trustee, but the Trust will compensate each Independent Trustee at a rate of 25% of the annual retainer and incremental compensation for such Trustee, as compensation for services rendered by each Independent Trustee to the Trust during 2007. The Trust will also pay each Independent Trustee a meeting fee for the Fund’s pre-operations organizational meeting.

The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund’s fiscal year ending December 31, 2008, assuming five meetings during a full fiscal year of operations for the fiscal year ending December 31, 2008:

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Trust
Interested Trustees
Jeffry P. Brown	$0	$0	$0
Margo L. Cook	$0	$0	$0
Independent Trustees
John F. Cuneo	$42,500 [1,2]	$0	$42,500
(Chair of Board and Chair of Audit Committee)
Peter Quick	$32,500 [2]	$0	$32,500
Ernest P. Werlin	$32,500 [2]	$0	$32,500

1 Composed of retainer, incremental compensation for service as Chair of the Board and Chair of the Audit Committee) and meeting fees. The Trust expects that under normal circumstances, the Board of Trustees will hold five Board or Committee meetings each year for which meeting fees will be paid.

2 In addition, the Trust will pay to the Independent Trustees an amount equal to 25% percent of each Independent Trustee’s annual retainer and committee service increments for services rendered by the Independent Trustees in 2007 and one meeting fee. For the period from commencement of operations through the date of this Supplement, the Trust held eight Board or Committee meetings.

III.	Change in Independent Registered Public Accounting Firm

At the organizational meeting of the Board of Trustees held on December 17, 2007, the Audit Committee and the Board of Trustees appointed Deloitte & Touche LLP (“Deloitte”) as the Fund’s independent registered public accountant. In May 2008, Deloitte informed the Trust that after JPMC’s acquisition of Bear Stearns, the nature of the services provided by Deloitte to JPMC, its affiliates or subsidiaries, would disqualify Deloitte from being “independent” for purposes of applicable accounting rules. As a result, on June 9, 2008, the Audit Committee and the Board of Trustees engaged PricewaterhouseCoopers LLP to replace Deloitte as the Fund’s independent registered public accountant. Since December 17, 2007, there have been no disagreements between Deloitte and the Fund or BSAM with respect to matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. (Any unresolved disagreements would have required Deloitte to disclose in their opinion to the subject matter of the disagreement.) Deloitte’s audit report on Fund’s initial financial statement did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

The date of this Supplement is June 11, 2008.

Please retain this Supplement for future reference.